SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	April 27, 1998


CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

(as depositor under the Pooling and Servicing
Agreement, dated as of September 1, 1997, providing for the issuance of Chevy Chase Bank, F.S.B. Mortgage-Backed
			Pass-Through Certificates, Series 1997-CCB1)

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-33807  	           13-3320910
(State or Other Jurisdiction	 (Commission	      (I.R.S. Employer
of Incorporation)		  File Number)	       Identification No.)


11 Madison Avenue
New York, New York					 10010
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 325-2000

Item 5.	Other Events

		On April 27, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated April 27, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated Apriil 27, 1998.




Chevy Chase Bank, F. S. B.
Mortgage-Backed Pass-Through Certificates
Series 1997-CCB1

Distribution Date:       27-Apr-98


      Beginning                                             Ending
      Certificate    Principal     Interest     Class S     Certificate
Class Balance        Distribution  Distribution Allocation  Balance
A     537,980,600.09 57,818,643.14 2,568,957.69 (309,166.53)480,161,956.96
S               0.00          0.00         0.00  309,166.53           0.00
R                 NA            NA                       NA             NA

TOTAL 537,980,600.09 57,818,643.14 2,568,957.69        0.00 480,161,956.96




                             AMOUNTS PER $1,000 UNIT
                                                            Ending
                     Principal     Interest     Class S     Certificate
Class CUSIP          Distribution  Distribution Allocation  Balance
A     22540ADC9         79.3948727     3.527618  -0.5746797    892.5265277
S(a)                            NA     0.000000   0.5746797      0.0000000

(a) The Class S Amounts per $1,000 units are based on the initial Pool Principal Balance


      Original       Current
      Pass           Pass
      Through        Through
Class Rate           Rate
A-I          5.76460%      6.05590%
S            0.70000%      0.70000%

















SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON
			MORTGAGE SECURITIES CORP.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	April 30, 1998